SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                           Form 8-K

                        CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - November 3, 2006

              UNION NATIONAL FINANCIAL CORPORATION
      (Exact name of registrant as specified in its charter)

Pennsylvania                      0-19214         23-2415179
---------------------------    -------------      -----------
State or other jurisdiction  (Commission File    (IRS Employer
of Incorporation)                 Number)        Identification
                                                    Number)

101 East Main Street, P.O. Box 567
Mount Joy, Pennsylvania                              17552
---------------------------------------          --------------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number including area code:
                (717) 653-1441
                --------------
                                N/A
----------------------------------------------------------------
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement
__________________________________________

                 On October 30, 2006, Union National Community Bank, the wholly-owned banking subsidiary of Union National Financial Corporation, entered into an agreement with 301 Centerville Road Associates, LP for the lease of a 3,500 square foot Gold Cafe (Retail Banking Office) that is located at 301 Centerville Road, East Hempfield, PA. The Retail Banking Office will be the Bank's second Gold Cafe, which will be a combination of a full service bank and a high-end coffee house providing services to new and existing customers in an innovative atmosphere. It is anticipated that the Gold Cafe will be in service in November, 2006 and the term of the lease agreement will begin November 15, 2006. This lease will be classified as an operating lease and has an initial term of 16 years. Initial annual payments under this lease agreement are currently estimated to be $251,625 plus reimbursement to the landlord of operating costs. The final lease amount will be determined upon a final accounting of the total project costs. The aforementioned lease agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
_________________________________
          (c) Exhibits.
          Exhibit No. Description
          ___________ ___________
          99.1 Office Lease between 301 Centerville Road Associates, LP as Landlord and Union National Community Bank as Tenant for 301 Centerville Road Lancaster, PA 17601

                        SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                           UNION NATIONAL FINANCIAL CORPORATION
                          (Registrant)

Dated: November 3, 2006         /s/Mark D. Gainer
                            ----------------------------------
                          Mark D. Gainer, Chairman, President
                          and Chief Executive Officer

                      EXHIBIT INDEX
Exhibit                                                 Page
_______                                                 ____
99.1      Office Lease between 301 Centerville Road,      5
          Associates, LP as Landlord and Union National Community Bank as Tenant for 301 Centerville Road Lancaster, PA 17601

                      EXHIBIT 99.1

Office Lease between 301 Centerville Road Associates, LP as
Landlord and Union National Community Bank as Tenant for 301
Centerville Road, Lancaster,PA 17601

                          LEASE AGREEMENT


                              between


                301 CENTERVILLE ROAD ASSOCIATES, LP

                             as Landlord


                                 and

                   UNION NATIONAL COMMUNITY BANK

                             as Tenant


                                for

                       301 Centerville Road
                    Lancaster, Pennsylvania 17603

1.   REFERENCE DATA...........................................1
2.   PREMISES.................................................1
3.   TERM.....................................................2
4.   RENT.....................................................2
5.   NET LEASE; TAXES.........................................4
6.   LATE CHARGES.............................................5
7.   USE OF PREMISES..........................................5
8.   CONDITION OF PREMISES....................................5
9.   ALTERATIONS AND TRADE FIXTURES; REMOVAL..................5
10.  MECHANICS' LIENS.........................................6
11.  UTILITIES AND SERVICES...................................7
12.  ASSIGNMENT AND SUBLETTING................................7
13.  ACCESS TO PREMISES.......................................9
14.  REPAIRS AND MAINTENANCE..................................9
15.  INDEMNIFICATION AND INSURANCE...........................10
16.  WAIVER OF CLAIMS........................................11
17.  QUIET ENJOYMENT.........................................11
18.  CASUALTY DAMAGE.........................................12
19.  CONDEMNATION............................................13
20.  SUBORDINATION...........................................13
21.  ESTOPPEL CERTIFICATE....................................14
22.  DEFAULT.................................................14
23.  REMEDIES................................................15
24.  LANDLORD DEFAULT........................................17

25.  REQUIREMENT OF STRICT PERFORMANCE.......................17
26.  SURRENDER OF PREMISES; HOLDING OVER.....................18
27.  COMPLIANCE WITH LAWS AND ORDINANCES.....................18
28.  USE AND OCCUPANCY TAXES, SALES TAXES, AND OTHER TAXES...19
29.  WAIVER OF TRIAL BY JURY.................................20
30.  NOTICES.................................................20
31.  NOTICE TO LENDER........................................20
32.  REAL ESTATE BROKERS.....................................20
33.  FORCE MAJEURE...........................................20
34.  LANDLORD'S OBLIGATIONS..................................21
35.  LANDLORD'S LIABILITY....................................21
36.  LIABILITY OF TENANT.....................................21
37.  FINANCIAL STATEMENTS....................................21
38.  SUCCESSORS..............................................21
39.  GOVERNING LAW...........................................21
40.  SEVERABILITY............................................22
41.  CAPTIONS................................................22
42.  GENDER..................................................22
43.  EXECUTION...............................................22
44.  ENTIRE AGREEMENT........................................22
45.  TENANT'S WORK...........................................22
46.  OPTION TO RENEW.........................................23
47.  RIGHT OF FIRST OFFER....................................24
48.  EXHIBITS................................................25

                            LEASE
                            _____

     THIS LEASE is made this 30th day of October, 2006 by and between 301 CENTERVILLE ROAD ASSOCIATES, LP, a Pennsylvania limited partnership ("Landlord"), and UNION NATIONAL COMMUNITY
BANK, a National Banking Association ("Tenant").

1. Reference Data. As used in this Lease, the following terms shall have the indicated meanings and refer to the data set forth in this Section:

Landlord's Address:    301 Centerville Road Associates, LP
                       120 North Pointe Boulevard, Suite 301
                       Lancaster, Pennsylvania 17601

Tenant's Address:      570 Lausch Lane
                       Lancaster, Pennsylvania 17601

Building:              301 Centerville Road
                       Lancaster, Pennsylvania

Land: The 1.145 acre tract of land on which the Building is located, as further described in Exhibit "A" attached hereto.

Premises:              The entire Building, consisting of
                       approximately 3,500 square feet plus
                       three (3) drive-thru lanes, and the Land.


Term:                  Sixteen (16) years (plus, if the
                       Commencement Date is not the first day of a calendar month, the balance of the calendar month in which the Commencement
                       Date occurs).

Scheduled
  Commencement Date:   November 15, 2006.

Base Rent:             Shall be as provided in Sections 4(d) and
                       4(e) hereof.

Security Deposit:      N/A

2.   Premises.
     _________
     (a) For and in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant as hereinafter set forth, Landlord does hereby lease, demise and let unto Tenant the Premises. For purposes of this Lease the Premises are deemed to include the number of rentable square feet designated for the Premises in Section 1.

     (b) Subject to the terms of Section 45 hereto, Tenant shall use its commercially reasonable and diligent efforts to cause its contractor(s) to complete the construction of Tenant's Work (as hereinafter defined) in accordance with the terms of this Lease.

3.   Term.  The Term shall commence on the "Commencement Date"
     ____
which shall be the earlier of the Scheduled Commencement Date or the date upon which Tenant opens for business on the Premises or any portion thereof. Once the Commencement Date has been determined, Landlord and Tenant shall confirm the commencement and expiration dates of the Term in writing. However, the failure of the parties to execute such writing shall not defer the Commencement Date or otherwise invalidate this Lease.

4.   Rent.
     ____
     (a)  Base Rent.  During the Term of this Lease, Tenant
          _________
shall pay to Landlord the Base Rent, in equal monthly installments in advance on the first day of each calendar month, without setoff or deduction. In the event the Term of this Lease commences on a day other than the first day of a calendar month, then on the Commencement Date Tenant shall pay to Landlord a pro rata portion of the monthly installment of Base Rent for such partial month. If the Term of this Lease commences on the Commencement Date for a portion, but not all, of the Premises, then Tenant shall pay Base Rent for the portion of the Premises occupied by Tenant only.

     (b)  Additional Rent.  Whenever under the terms of this
          _______________
Lease any sum of money is required to be paid by Tenant in addition to the Base Rent herein reserved, even if said additional sum is not designated as "Additional Rent", if such
                                     _______________
sum is not paid when due, said sum shall nevertheless be deemed "Additional Rent" and be collectible as rent. Nothing herein contained shall be deemed to limit any other remedy of Landlord if any such sum is not paid when due.

     (c)  Payment.  All payments of Base Rent and Additional R
          _______
Rent shall be paid when due, without demand, setoff or deduction, except as set forth herein, at Landlord's Address, or at such other place as Landlord may from time to time direct by notice to Tenant. All checks shall be made payable to Landlord or such other person as Landlord may direct from time to time.

     (d)  Initial Determination of Base Rent.
          ___________________________________
          (i) Annual Base Rent during each of the first five (5) years of the Term shall be an amount equal to the product obtained by multiplying final Project Costs by 9.15%. For example, if final Project Costs are determined to be $2,800,000.00, then annual Base Rent during each of the first five (5) years of the Term shall be $256,200.00.

          (ii) Landlord and Tenant acknowledge that final Project Costs may not be known as of the Commencement Date. Accordingly, if such final Project Costs have not been determined as of the Commencement Date, Tenant shall pay Base Rent based on an annual Base Rent of $251,625.00, which amount has been obtained by assuming Project Costs in the amount of $2,750,00.00 and multiplying such amount by 9.15% (the "Assumed Base Rent"). Promptly after the determination of annual Base Rent for each of the first five (5) years of the Term in accordance with Section 4(d)(i), Tenant shall promptly reimburse Landlord, or Landlord shall credit to Tenant against future installments of Base Rent, as the case may be, any differential on account of Assumed Based Rent paid by Tenant prior to the calculation of actual Base Rent in accordance with Section 4(d)(i). The parties acknowledge and agree that the Assumed Base Rent has been agreed upon only as a mechanism to provide for payment of Base Rent until final Project Costs have been determined, and does not constitute an estimate, representation or warranty by either party regarding final Project Costs.

          (iii) Promptly following the Commencement Date Landlord shall provide to Tenant a statement in reasonable detail of the final Project Costs paid or incurred by Landlord and Landlord's calculation of the initial Base Rent. Landlord's statement of Project Costs and calculation of the initial Base Rent shall be deemed final and accepted by Tenant unless, within ten (10) days after receipt thereof, Tenant gives Landlord written notice objecting thereto and containing Tenant's calculation of the initial Base Rent. If Tenant timely objects to Landlord's statement of the final Project Costs or calculation of the initial Base Rent and such objections are not resolved within thirty (30) days after Landlord's receipt of Tenant's objection notice, the issue shall be submitted for binding resolution to independent certified public accountants mutually selected by Landlord and Tenant. The expense of such independent certified public accountants shall be borne by the party whose calculation of the initial Base Rent is furthest from the amount calculated by the independent certified public accountant. Until the resolution of any such objections Tenant shall continue to pay Assumed Base Rent as provided in Section 4(d)(ii).

     (e)  Future Adjustments of Base Rent.  Effective as of the
          _______________________________
first day of Year six (6) of the Term and the date every five years thereafter (each such date, an "Adjustment Date") the Base Rent shall increase to an amount equal to the lesser of (i) 109% of the Base Rent in effect immediately prior to such Adjustment Date or (ii) the amount of Base Rent that would be payable if the Base Rent payable as of the prior Adjustment Date (the Commencement Date for purposes of the first adjustment) had been increased annually on the first day of each Year to and including the applicable Adjustment Date to reflect the annual increase in the Consumer Price Index. In no event shall Base Rent decrease as of any Adjustment Date.

 "Consumer Price Index" means the Consumer Price Index published
  ____________________
by the Bureau of Labor Statistics of the United States Department of Labor for "All Urban Consumers" in the table entitled "Consumer Price Index: United States City Average", All Items (1982-84=100), or any successor index thereto, for the month in question. In the event that the Consumer Price Index is converted to a different standard reference base or otherwise revised, the determination of the Base Rent to be made pursuant to this Section shall be made with the use of such conversion factor, formula or table for converting the Consumer Price Index as may be published by the Bureau of Labor Statistics or, if not so published, then with the use of such conversion factor, formula or table as may be published by any nationally recognized publisher of statistical information selected by Landlord, or if a conversion factor, formula or table is unavailable, Landlord and Tenant shall agree on another method to adjust the Consumer Price Index, or any successor thereto, to the figure that would have been arrived at had the manner of computing the Consumer Price Index in effect on the date of this Lease not been altered. If Landlord and Tenant fail to agree upon a conversion factor, formula, table or other method, the matter will be submitted for resolution by independent certified public accountants mutually selected by Landlord and Tenant, at Tenant's expense.

     (f)  "Project Costs" shall mean all costs paid or incurred
           _____________
by Landlord for acquiring, financing and developing the Premises including, without limitation, (i) the purchase price, closing costs and legal and other professional fees related to Landlord's acquisition of the Premises, (ii) all interest and other financing costs paid or incurred by Landlord from the date it acquired the Premises through the Commencement Date including but not limited to all costs associated with permanent financing whether incurred prior to or after the Commencement Date, (iii) any maintenance and repair expenses incurred by Landlord from the date it acquired the Premises through the Commencement Date, (iv) any land development approval expenses related to the Premises, (v) any closing costs and legal and professional fees incurred by Landlord related to the Construction Loan (as hereinafter defined), (vi) all interest paid by Landlord on the Construction Loan, (vii) all insurance costs, real estate taxes and other carry costs paid or incurred by Landlord and related to the Premises from the date Landlord acquired the Premises through the Commencement Date (including the costs of any title insurance obtained by Landlord in connection with its acquisition of the Premises and closing under the Construction Loan), (viii) any costs specifically designated in this Lease as Project Costs, including, without limitation, costs funded by Landlord to Tenant for payment of Tenant's Work, and (ix) any and all other costs incurred by Landlord related to the Premises and the improvements to be constructed by Tenant thereon. Notwithstanding anything that may be contained in this Lease to the contrary, Tenant shall be solely responsible for the payment of all Project Costs in excess of $2,900,000.00 (hereinafter referred to as "Excess Project Costs"). Tenant agrees to pay all Excess Project Costs directly to the parties to which such payments are due, or in the event Landlord has paid any Excess Project Costs, Tenant agrees to promptly reimburse Landlord for such costs upon invoice thereof.

     (g)  Upon the determination of Base Rent for the first five
(5) years of the Term in accordance with Section 4(d)(i), or upon the determination of Base Rent for any Adjustment Period in accordance with Section 4(e), Landlord and Tenant shall promptly confirm such Base Rent by executing an amendment to this Lease. However, failure of the parties to execute any such amendment shall in no event affect Tenant's obligation to pay Base Rent as provided in this Lease.

5.  Net Lease; Taxes.
    ________________
    (a)  Net Lease.   The Rent shall be paid absolutely net to
         __________
Landlord, so that this Lease shall yield to Landlord the full amount of Rent throughout the Term. From and after the date of this Lease Landlord shall not under any circumstances be required to build or rebuild any improvements on the Land or make any repairs, replacements, alterations, restoration or renewals of any nature to the Premises, whether ordinary or extraordinary, structural or non-structural, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto in connection with this Lease, or to maintain the Premises in any way.

    (b)  Taxes.   Tenant shall pay all Taxes for each year and
         _____
partial year falling within the Term. Tenant shall pay Taxes before any fine, penalty, interest or cost may be added for
non-payment.   Such payments shall be made directly to the
taxing authorities where feasible, and Tenant shall promptly furnish to Landlord copies of official receipts or other satisfactory proof evidencing such payments. Taxes imposed in respect of tax fiscal periods in which the Commencement Date and expiration date of this Lease fall shall be adjusted and prorated between Landlord and Tenant (although all Taxes incurred by Landlord prior to the Commencement Date shall form part of the Project Costs), whether or not any such Tax is imposed before or after such commencement or expiration, and Tenant's obligation to pay its prorated share of Taxes shall survive the termination of this Lease. Notwithstanding anything to the contrary contained in this Section 5(b), if a mortgagee of the Premises requires that Taxes be paid in advance, such as, by way of example only, through an escrow arrangement with such mortgagee or its agent, then Tenant shall comply with any instructions of such mortgagee or its agent with respect to the payment of Taxes hereunder. "Taxes" means taxes, assessments, and governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant, reciprocal easement agreement or other private agreement) now or hereafter attributable to the Premises (or its operation), excluding, however, penalties and interest thereon, any transfer or sales tax imposed on a sale by Landlord of the Premises (although any increase in real estate taxes or assessments resulting from such sale are included in Taxes) and federal and state taxes on income (if the present method of taxation changes so that in lieu of or in addition to the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Premises, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof).

6.  Late Charges.  In the event that Tenant shall fail to pay
    ------------
Base Rent or any Additional Rent within five (5) days after its due date, Tenant shall pay an automatic late charge to Landlord of $250.00. In addition, in the event that Tenant shall fail to pay Base Rent or any Additional Rent within thirty (30) days after its due date, then from and after the thirty-first (31st) day until the date Tenant finally pays Base Rent or Additional Rent, Tenant shall pay Landlord interest at the rate of two percentage points (2%) per annum in excess of the Prime Rate reported from time to time in the Wall Street Journal (the
                                  -------------------
"Overdue Interest Rate") with respect to the delinquent amount.
-----------------------
Such late charges and interest shall be deemed Additional Rent for all purposes under this Lease.

7.  Use of Premises.  Tenant shall use and occupy the Premises
    _______________
as a full service branch bank. Landlord and Tenant acknowledge and agree that in connection with Tenant's use and occupancy of the Premises as a full service branch bank, Tenant shall be permitted to operate, or contract with a third party to operate pursuant to a licensing and/or sublease agreement, a "coffee house" or other retail operation from the Premises so long as such coffee house or other retail operation is incidental to Tenant's use and occupancy of the Premises as a full service branch bank ("Permitted Incidental Use"). Tenant shall not use or occupy the Premises for any other purpose or business without the prior written consent of Landlord. Tenant and its employees, agents, licensees and invitees shall observe and comply with the rules and regulations Landlord may from time to time specify by written notice given to Tenant.

8.  Condition of Premises.  Landlord shall not be required to
    _____________________
make any improvements to the Premises and there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises or with respect to the suitability of the Premises for the conduct of Tenant's business. The taking of possession of the Premises by Tenant in order to perform Tenant's Work pursuant to Section 45 shall conclusively establish that the Premises were in satisfactory condition, order and repair at such time.

9.  Alterations and Trade Fixtures; Removal.
    _______________________________________

    (a) During the Term of this Lease, except for Tenant Improvements for which Section 45 shall govern, Tenant shall not make any alterations or additions to the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld so long as the proposed alteration or addition does not affect the Building structure or any of the Building systems and is not visible from outside the Premises. In the event that Tenant shall desire to perform any such alterations or additions in or about the Premises, Tenant shall deliver to Landlord detailed, professionally prepared plans and specifications prepared at the expense of Tenant. Landlord shall review such plans and specifications and return same to Tenant either marked approved, marked to show the corrections required (in which event such marked-up plans and specifications shall be deemed approved as marked-up), or marked disapproved with the reasons therefor. If Landlord disapproves Tenant's plans and specifications, Tenant may submit revised plans and specifications subject to subsequent mark-ups or disapprovals and corrections in the above manner. Upon approval by Landlord of Tenant's plans and specifications, Tenant shall proceed with due diligence to commence the work to be performed by Tenant and shall complete such work in a diligent manner. All such work to be done or performed in or about the Premises by Tenant shall be performed (1) at Tenant's sole cost and expense, and (2) by contractors and subcontractors approved by Landlord. Prior to commencing work Tenant shall cause its contractor to provide Landlord with insurance certificates confirming that such contractor carries commercial general liability insurance with a combined single limit of not less than $1,000,000, naming Landlord, Landlord's mortgagee and Landlord's managing agent as additional insureds. Upon completion of any such work, Tenant shall pay to Landlord an amount not to exceed $1,000.00, to reimburse Landlord for review of such plans and specifications and the coordination and final inspection of the work.

    (b) Tenant's right to do any alteration work in or about the Premises shall be and hereby is conditioned upon Tenant's work being performed by workmen and mechanics working in harmony and not interfering with labor employed by Landlord and Landlord's contractors. If at any time any of the workmen or mechanics performing any of Tenant's work shall be unable to work in harmony or shall interfere with any labor employed by Landlord or Landlord's mechanics and contractors, then the permission granted by Landlord to Tenant to do any work in or about the Premises may be withdrawn by Landlord upon written notice to Tenant.

    (c) All alterations, interior decorations, improvements or additions made to the Premises by Tenant, except for movable furniture, equipment and trade fixtures, shall become Landlord's property upon expiration or sooner termination of this Lease, unless Landlord gives Tenant written notice to remove any such alteration, interior decoration, improvement or addition (including, but not limited to, any voice or data cables and lines installed by Tenant in the Premises) prior to, or within ten (10) days following, the expiration or termination of this Lease, in which case Tenant shall remove the designated alteration, decoration, improvement or addition and repair any damage caused thereby. Tenant shall also remove all movable furniture, equipment and trade fixtures installed by Tenant in the Premises, except lighting fixtures and air-conditioning equipment, and repair any damage caused to the Premises by said removal. All of said movable furniture, equipment and trade fixtures remaining in the Premises after the Lease expiration date, or any sooner termination of this Lease, shall be deemed to be abandoned property and may be disposed of by Landlord or, at Landlord's option, stored, in either case at Tenant's risk and expense. Any costs incurred by Landlord in removing, storing and/or disposing of Tenant's property and repairing any damage caused thereby, plus interest thereon at the Overdue Interest Rate, shall be paid by Tenant to Landlord on demand.

10.  Mechanics' Liens.
     ________________
     (a) Prior to Tenant performing any alterations, additions or construction work in or about the Premises for which a lien could be filed against the Premises, Tenant shall have its contractor execute and file in the appropriate public office a Waiver of Mechanics' Lien, in form satisfactory to Landlord, and provide Landlord with a copy of the filed Waiver. Notwithstanding the foregoing, if any mechanics' or other lien shall be filed against the Premises purporting to be for labor or materials furnished or to be furnished at the request of Tenant, then at its expense, Tenant shall cause such lien to be removed of record by payment, bond or otherwise, within twenty
(20) days after the filing thereof. If Tenant shall fail to cause such lien to be removed of record within such twenty (20) day period, Landlord may cause such lien to be removed of record by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, in which event Tenant shall reimburse Landlord in the amount paid by Landlord, including expenses, within ten (10) days after Landlord's billing therefor. Tenant shall indemnify and hold Landlord harmless from and against any and all claims, costs, damages, liabilities and expenses (including attorney fees) which may be brought or imposed against or incurred by Landlord by reason of any such lien or removal of record.

     (b) Nothing in this Lease shall be deemed to be, or construed in any way as constituting, the consent or request of Landlord, expressed or implied, by inference or otherwise, to any person, firm or corporation for the performance of any labor or the furnishing of any materials for any construction, rebuilding, alteration, addition or repair of or to the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials which might in any way give rise to the right to file any lien against Landlord's interest in the Premises.

11.  Utilities and Services.
     ______________________
     (a)  Utilities.  Tenant shall contract for in its own name
          _________
and pay for all water, gas, electricity, heat, telephone, sewer, sprinkler charges and other utilities and services used at the Premises, together with any taxes, penalties, surcharges, connection charges, maintenance charges, and the like pertaining to Tenant's use of the Premises. Landlord shall not be liable for any interruption or failure of utility service to the Premises, and such interruption or failure of utility service shall not be a constructive eviction of Tenant, constitute a breach of any implied warranty, or entitle Tenant to any abatement of Tenant's obligations hereunder.

     (b)  Janitorial and Other Services.  Tenant, at its sole
          _____________________________
expense, shall provide its own janitorial, landscaping and snow removal services to the Premises and shall maintain the Premises in a clean and safe condition. Tenant shall store all trash and garbage in accordance with the requirements of all applicable governmental authorities and shall, at its sole expense, arrange for the regular pickup of such trash and garbage on a timely basis.

12.  Assignment and Subletting.
     _________________________
     (a) Except as expressly permitted pursuant to this Section, Tenant shall not assign or mortgage this Lease or any interest therein or sublet the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Any of the foregoing acts without Landlord's consent shall be voidable and shall, at the option of Landlord, be an Event of Default under this Lease. Neither this Lease nor any interest therein shall be assignable as to the interest of Tenant by operation of law, without the prior written consent of

Landlord. Unless Tenant is a company whose shares are publicly traded, any transfer of the ownership or control of Tenant, whether by transfers of stock or partnership interests, merger, consolidation or otherwise, however such transfer of ownership or control is accomplished, shall constitute an assignment of Tenant's interest in this Lease and as such shall be subject to this Section 12. Notwithstanding the foregoing, without the consent of Landlord but upon notice to Landlord, Tenant may assign the Lease to:

          (i) any corporation that controls, is controlled by, or is under common control with, Tenant; or

          (ii) any corporation resulting from the merger, consolidation or other corporate reorganization with Tenant or to any entity that acquires all or substantially all of Tenant's assets, as long as the assignee or sublessee is a bona fide entity and assumes the obligations of Tenant under this Lease and such entity has a net worth following such merger, consolidation or reorganization at least equal to the net worth of Tenant on the date hereof or the date of such merger, consolidation or reorganization, whichever is higher.

     (b) If at any time or from time to time during the Term of this Lease, Tenant desires to assign this Lease or sublet the Premises (except for such assignment or sublet as is permitted pursuant to Sections 12(a)(1), 12(a)(ii) or 12(f)), Tenant shall give Landlord written notice of such intent, which notice must be accompanied by (1) a written description of the proposed assignment and financial and business information for the proposed assignee or subtenant, including bank and general references, and (2) an administrative fee of $2,000 to defray Landlord's expenses in reviewing such request. Landlord shall either refuse to approve the proposed assignment or shall permit the proposed assignment within thirty (30) days of Landlord's receipt of Tenant's notice and the additional information and payment required above in this Section 12(b). In the event that Landlord permits Tenant to assign this Lease or sublet the Premises to any third party, such assignment or sublease shall be subject to the following terms and conditions:

          (i) Tenant shall obtain the consent of Landlord, which consent shall not be unreasonably withheld; Landlord shall base its decision upon the financial condition, business and character of the proposed assignee or subtenant and the proposed use of the Premises;

          (ii) No assignment shall be valid and no subtenant or assignee shall take possession of the premises assigned until a fully executed original of such assignment of this Lease has been delivered to Landlord, and Tenant and such assignee have executed such additional documentation as Landlord may reasonably require;

          (iii) Any options granted to Tenant in this Lease (including but not limited to any option to renew the Term) shall be deemed void and of no further effect, it being understood that all such options are personal to Tenant; and

          (iv) No assignee shall have a further right to assign the Lease and no subtenant shall have a further right to sublet the Premises, except in accordance with the provisions of this
Section 12.


     (c) Except for any sublease permitted pursuant to Section 12(f) below, Tenant shall pay Landlord within five (5) days after receipt, as Additional Rent, fifty percent (50%) of any subrents, other sums or other economic consideration received by Tenant as a result of any subletting or assignment, whether denominated as rentals under the sublease or otherwise, which exceed, in the aggregate, the aggregate of the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to that portion of the Premises subject to a sublease) plus an amortization over the term of any such sublease of the cost of leasehold improvements made to the Premises by Tenant for the subtenant or assignee, and other reasonable expenses incurred by Tenant incident to the subletting or assignment, including legal fees and standard leasing commissions. If such subleasing or assignment has been made without the consent of Landlord as provided herein, Landlord shall be entitled to all economic consideration received by Tenant in accordance with the provisions of this
Section 12(c), but the receipt of such monies shall not be deemed to be a waiver of the provisions of this Section 12 with respect to assignment and subletting, or the acceptance of such assignee or subtenant as Tenant hereunder.

     (d) Whether or not Landlord's consent is required or obtained hereunder, no subletting or assignment shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay Base Rent and Additional Rent and to perform all other obligations to be performed by Tenant under this Lease. This continuing obligation of Tenant shall not be affected in any way by any subsequent amendment of this Lease made by Landlord and any assignee, or any waiver, forbearance or other accommodation granted by Landlord to any assignee. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one (1) assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms of this Lease, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor.

     (e) In the event that the Premises or any part thereof have been sublet by Tenant and an Event of Default under this Lease has occurred and is continuing, then Landlord may collect rent from the subtenant and apply the amount collected to the Base Rent and Additional Rent herein reserved, but no such collection shall be deemed a waiver of the provisions of this
Section 12 with respect to subletting or the acceptance of such subtenant as Tenant hereunder or a release of Tenant under this Lease.

     (f) Tenant may, without the consent of Landlord or notice thereof, sublease a portion of the Premises to a third party in a accordance with the provisions of Section 7 above.

13.  Access to Premises.  Landlord, its employees and agents
     __________________
shall have the right to enter the Premises at all reasonable times during business hours and at any time in case of an emergency for the purpose of examining or inspecting the Premises, showing the Premises to prospective purchasers, mortgagees and (during the last year of the Term only) prospective tenants of the Building, and making such alterations, repairs, improvements or additions to the Premises as Landlord may determine to be necessary or desirable (provided that Landlord shall have no obligation to undertake any such alterations, repairs, improvements or additions). Landlord shall use reasonable efforts during any such entry into the Premises to minimize the disruption to Tenant's business activities. If representatives of Tenant shall not be present to open and permit entry into the Premises at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter by means of a master key (or forcibly in the event of an emergency) without liability to Tenant and without such entry constituting an eviction of Tenant or termination of this Lease. If Tenant has relocated from the Premises, the entry of Landlord into the Premises to retrofit the same or a portion thereof for a subsequent tenant shall not be deemed the acceptance of surrender, eviction or a termination of this Lease with respect to the Premises or such portion thereof unless or until a successor tenant has occupied the same and begun paying rent thereon.



14.  Repairs and Maintenance.  Tenant, at its sole cost and
     _______________________
expense, shall make all repairs necessary to maintain and keep the Premises and the fixtures therein in neat and orderly condition, including but not limited to maintenance, repair and replacement of the exterior, foundations, and structural portions of the Premises (including doors, glass and glass windows), including gutters, downspouts, all service pipes, lines and mains leading to and from the Premises, the plumbing, electric, sewer, HVAC, mechanical and other systems in the Premises, all roof repairs and replacements as the same may be required from time to time, and the parking areas, sidewalks and landscaping located on the Land. Such repairs and replacements include capital expenditures and repairs whose benefit may extend beyond the Term. Tenant agrees to keep the sidewalks on the Premises and parking areas reasonably clear of daily debris, snow and ice. In the event that any governmental regulations from time to time require emergency lighting to be installed in the Premises, the installation and maintenance of same, including providing battery power, shall be the responsibility of Tenant. If Tenant refuses or neglects to make such repairs, or fails diligently to prosecute the same to completion, after notice from Landlord of the need therefor, Landlord may make such repairs at the expense of Tenant and such expense, along with a ten percent (10%) service charge, shall be collectible as Additional Rent.

15.  Indemnification and Insurance.
     ______________________________
     (a) Tenant shall indemnify, defend and hold harmless Landlord, Landlord's mortgagee and Landlord's managing agent from and against any and all costs, expenses (including reasonable attorney fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with (1) any failure by Tenant to perform any of the agreements, terms, covenants or conditions of this Lease required to be performed by Tenant, (2) any failure by Tenant to comply with any statutes, ordinances, regulations or orders of any governmental authority, or (3) any accident, bodily injury (including death resulting therefrom), or damage to or loss or theft of property, which shall occur in or about the Premises or otherwise arising out of Tenant's use of the Premises, except to the extent due to the gross negligence or willful misconduct of Landlord. The indemnities contained in this paragraph shall survive the expiration or earlier termination of this Lease.

     (b) During the Term of this Lease and any renewal thereof, Tenant shall obtain and promptly pay all premiums for:

          (i) Commercial General Liability Insurance with broad form extended coverage, including Contractual Liability, covering claims for bodily injury (including death resulting therefrom) and loss or damage to property occurring upon, in or about the Premises, with minimum limits of $1,000,000 per occurrence and $2,000,000 aggregate.

          (ii) Property insurance for the Building's full replacement value (including all alterations, improvements and betterments made by Tenant), with a deductible not to exceed $10,000 and naming Landlord and any mortgagee as additional insured and loss payees as their interests may appear;

          (iii) Insurance covering the full value of all furniture, trade fixtures and personal property (including property of Tenant or others) in the Premises;

          (iv) Contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy);

          (v)  Worker's compensation insurance;

          (vi) Business interruption insurance covering a period of not less than twelve (12) months; and

          (vii) Any additional insurance required by Landlord's mortgagee or Landlord's managing agent.

     All such policies and renewals thereof shall name Landlord, Landlord's mortgagee and Landlord's managing agent as additional insureds. All policies of insurance shall provide (1) that no material change or cancellation of said policies shall be made without at least thirty (30) days prior written notice to Landlord and Tenant, and (2) that any loss shall be payable notwithstanding any act or negligence of Tenant or Landlord which might otherwise result in the forfeiture of said insurance. On or before the Commencement Date of the Term of this Lease, and thereafter not less than thirty (30) days prior to the expiration dates of said policy or policies, Tenant shall furnish Landlord with renewal certificates of the policies of insurance required under this paragraph. Tenant's insurance policies shall be issued by insurance companies authorized to do business in the Commonwealth of Pennsylvania with a financial rating of at least A as rated in the most recent edition of Best's Insurance Reports and have been in business for the past five (5) years. The aforesaid insurance limits may be reasonably increased by Landlord from time to time during the Term of this Lease.

     If a mortgagee of the Premises requires that any premiums for insurance required to be carried by Tenant pursuant to this
Section 15(b) be paid in advance, such as, by way of example only, through an escrow arrangement with such mortgagee or its agent, then Tenant shall comply with any instructions of such mortgagee or its agent with respect to the payment of such insurance premiums.

     (c) Tenant and Landlord, respectively, hereby release each other from any and all liability or responsibility to the other for all claims of anyone claiming by, through or under them by way of subrogation or otherwise for any loss or damage to property owned by Landlord and Tenant respectively in the Premises and covered by insurance maintained by the other party. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights to recovery under subrogation or otherwise against the other party.

16.  Waiver of Claims.  Landlord and Landlord's agents and
     ________________
employees shall not be liable for, and Tenant hereby releases and relieves Landlord, its agents and employees from, all liability in connection with any and all bodily injury (including death), damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, employees, invitees and licensees in or about the Premises, from, without limitation, (a) any fire or other casualty, accident, occurrence or condition in or upon the Premises; (b) any defect in or failure of the plumbing, sprinkler, electrical, heating, ventilating and air-conditioning systems and equipment, or any other systems and equipment in the Premises and the Building; (c) any steam, gas, oil, water, rain or snow that may leak into or flow from any part of the Premises or the Building;(d) the falling of any fixture or any wall or ceiling materials; (e) broken glass; (f) latent or patent defects; (g) any acts or omissions of the other tenants or occupants of the Building; (h) any acts or omissions (excluding gross negligence) of Landlord, its agents, servants and employees; and (i) theft, criminal conduct, Act of God, public enemy, injunction, riot, strike, insurrection, war, terrorism, court order, or any order of any governmental authorities having jurisdiction over the Premises.

17.  Quiet Enjoyment.  Landlord covenants and agrees with Tenant

     _________________
that upon Tenant paying the Base Rent and Additional Rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly enjoy the Premises hereby demised without hindrance or molestation from Landlord, subject to the terms and conditions of this Lease and to the ground leases, underlying leases and mortgages referred to in Section 20 below.

18.  Casualty Damage.
     _______________
     (a) All proceeds payable by reason of any loss or damage to the Premises or any portion thereof, and insured under any policy of insurance required by Section 15 of this Lease shall be paid either to (i) Landlord and held by Landlord in trust or
(ii) a mortgagee of the Premises and held by such mortgagee pursuant to the provisions of the relevant mortgage (subject to the provisions of Section 18(e)) and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Premises, or any portion thereof, and shall be paid out by Landlord (or the mortgagee) from time to time for the reasonable cost of such reconstruction or repair. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Premises shall be paid to Tenant free and clear upon completion of any such repair and restoration except as otherwise specifically provided below in this Section 18; provided, in the event neither Landlord nor Tenant is required or elects to repair and restore the Premises, all such insurance proceeds shall be retained by Landlord except any proceeds relating to Tenant's personal property shall belong to Tenant. All salvage resulting from any risk covered by insurance shall belong to Tenant (unless Tenant is not required or elects to repair and restore the Premises, in which case such salvage shall belong to Landlord), except that any salvage relating to Tenant's Property shall belong to Tenant.

     (b) In the event of damage to or destruction of the Premises caused by fire or other casualty, or of the entrances and other common facilities necessary to provide normal access to the Premises, or to other portions of the Building or its equipment which portions and equipment are necessary to provide services to the Premises in accordance herewith, Tenant shall undertake to make repairs and restorations as hereafter provided, unless this Lease be terminated by Landlord or Tenant as hereinafter provided.

     (c) If the cost of the repair or restoration exceeds the amount of proceeds received by Landlord from the insurance required under Section 15 and Tenant elects or is required by the terms of this Lease to restore the Premises, Tenant shall be obligated to contribute any excess amount needed to restore the Premises. Such amount shall be paid by Tenant to Landlord to be held in trust together with any other insurance proceeds for application to the cost of repair and restoration. All insurance proceeds payable by reason of any loss of or damage to any of Tenant's personal property shall be paid to Tenant.

     (d) This Lease shall remain in full force and effect and Tenant's obligation to make rental payments and to pay all other charges required by this Lease shall remain unabated during any period required for repair and restoration.

     (e) Notwithstanding the foregoing, if less than two (2) years remain on the Term, either party, for a period of ten (10) days following damage to or destruction of the Premises caused by fire or other casualty, shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice, in which event Landlord shall be entitled to retain the insurance proceeds and Tenant shall pay to Landlord on demand the amount of any deductible or uninsured loss arising in connection therewith. In the event of such fire or other casualty, if this Lease is not terminated pursuant to the terms of this Section 18(e), Tenant shall proceed diligently to restore the Premises to substantially its condition prior to the occurrence of the damage.

     (f) Tenant hereby waives any statutory or common law rights of termination which may arise by reason of any damage or destruction of the Premises.

19.  Condemnation.
     _____________
     (a) If the entire Premises shall be condemned or taken permanently for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, then in that event, at the option of either Landlord or Tenant exercised by notice to the other within thirty (30) days after the date when possession is taken, the Term of this Lease shall cease and terminate as of the date when possession is taken pursuant to such proceeding or purchase. Base Rent and Additional Rent shall be adjusted and apportioned as of the time of such termination and any Base Rent and Additional Rent paid for a period thereafter shall be refunded.

     (b) If a portion of the Premises shall be condemned or taken permanently for any public or quasi-public use or purpose, under any statute or by right of eminent domain, or by private purchase in lieu thereof, and such condemnation or taking does not prevent Tenant from conducting its business on a permanent basis in the Premises, Tenant shall be responsible for such repair and restoration to the remainder of the Premises as may be required for its continued use (and Landlord shall make the award for such taking available for such purpose) and this Lease shall continue in full force and effect. If the partial condemnation or taking prevents Tenant from conducting its business on a permanent basis in the Premises, at the option of either Landlord or Tenant exercised by notice to the other within thirty (30) days after the date when possession is taken, the Term of this Lease shall cease and terminate as of the date when possession is taken pursuant to such proceeding.

     (c) Except as expressly set forth in Section 19(b), in the event of any total or partial taking of the Premises, Landlord shall be entitled to receive the entire award in any such proceeding and Tenant hereby assigns any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof and Tenant hereby waives all rights against Landlord and the condemning authority, except that to the extent permitted by applicable law, Tenant shall have the right to claim and prove in any such proceeding and to receive any award which may be made to Tenant, if any, specifically for loss of good will, movable trade fixtures, equipment and moving expenses.

     (d) Notwithstanding anything to the contrary contained herein, Landlord and tenant acknowledge and agree that the provisions of this Section 19 shall not be triggered by Landlord's dedication to East Hempfield Township (the "Township") of a certain portion of the Premises known as the "Additional Centerville ROW" as such Additional Centerville Road ROW is more particularly described in that certain Developer's Agreement by and between the Township and Landlord and dated as of April 5, 2006 and recorded in the Lancaster County Recorder of Deeds Office as Instrument No. 5530064 (the "Developer's Agreement").

20.  Subordination.  This Lease is and shall be subject and
     _____________
subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which the Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or lessee or by any mortgagee, but in confirmation of such subordination, Tenant shall execute any certificate that Landlord may reasonably require acknowledging such subordination, within fifteen (15) days after Landlord's request. Tenant agrees that in the event any person, firm, corporation or other entity acquires the right to possession of the real property of which the Premises are a part, including any mortgagee or holder of any estate or interest having priority over this Lease, Tenant shall, if requested by such person, firm, corporation or other entity, attorn to and become the tenant of such person, firm, corporation or other entity, upon the same terms and conditions as are set forth herein for the balance of the Term. Notwithstanding the foregoing, any mortgagee may, at any time, subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution and delivery, and in that event, such mortgagee shall have the same rights with respect to this Lease as though it had been executed prior to the execution and delivery of the mortgage.

21.  Estoppel Certificate.  At any time and from time to time
     ____________________
and within ten (10) days after written request by Landlord, Tenant shall execute, acknowledge and deliver to Landlord or Landlord's mortgagee an estoppel certificate substantially in the form attached as Exhibit "B", with any modifications thereto required by the then-applicable state of facts, or any other form of estoppel certificate reasonably required by a proposed mortgagee. It is the intention and agreement of Landlord and Tenant that any such statement by Tenant may be relied upon by a prospective purchaser or a prospective mortgagee of the Premises, or by others, in any matter affecting the Premises.
In the event that Tenant shall fail to return a fully executed copy of such estoppel certificate to Landlord within the foregoing ten (10) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such estoppel certificate, and Tenant irrevocably authorizes and appoints Landlord as its attorney-in-fact to execute such estoppel certificate on behalf of Tenant.

22.  Default.  The occurrence of any of the following events
     _______
(each, an "Event of Default") shall constitute a material
           ________________
default and breach of this Lease by Tenant:

     (a) The failure of Tenant to take possession of the Premises within thirty (30) days after the Commencement Date of this Lease;

     (b)  The abandonment of the Premises by Tenant;

     (c) The assignment of this Lease or subletting of the Premises or any part thereof in violation of Section 12;

     (d) A failure by Tenant to pay, when due, any installment of Base Rent, Additional Rent or any other sum required to be paid by Tenant under this Lease, where such failure continues for more than five (5) days after Tenant has received written notice of the delinquent payment from or on behalf of Landlord; provided, however, Landlord need not give any such written notice, and Tenant shall not be entitled to any such period of grace, more than twice in any twelve (12) month period;

     (e) A failure by Tenant to observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after Tenant receives written notice thereof from or on behalf of Landlord; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within such thirty (30) day period, Tenant shall not be deemed to be in default if Tenant shall commence the cure of the default within such thirty (30) day period and thereafter diligently prosecute the same to completion within sixty (60) days after Tenant receives written notice thereof;

     (f) The filing of a petition by or against Tenant for adjudication as a bankrupt or insolvent or for its reorganization or for the appointment of a receiver or trustee of Tenant's property pursuant to any local, state or federal bankruptcy or insolvency law; or an assignment by Tenant for the benefit of creditors; or the seizure of Tenant's property by any local, state or federal governmental officer or agency or court-appointed official for the dissolution or liquidation of Tenant or for the operating, either temporary or permanent, of Tenant's business, provided, however, that if any such action is commenced against Tenant the same shall not constitute a default if Tenant causes the same to be dismissed within sixty (60) days after the filing thereof; or

     (g) The entry of any order, judgment or decree entered by a court of competent jurisdiction approving a petition seeking reorganization of Tenant or all or a substantial part of the assets of Tenant, or appointing a receiver, sequestrator, trustee or liquidator or Tenant or any of its property, and such order, judgment or decree shall continue unstayed and in effect for any period of thirty (30) days.

23.  Remedies.  Upon the occurrence of any Event of Default set
     ________
forth in Section 22 above, Landlord may exercise any one or more of the following remedies:

     (a) Landlord may perform for the account of Tenant the cure of any such default of Tenant and immediately recover as Additional Rent any expenditures made and the amount of any obligations incurred in connection therewith, plus interest at the Overdue Interest Rate from the date of any such expenditures.

     (b)  Landlord may accelerate all Base Rent and Additional
Rent due for the balance of the Term of this Lease and declare the same, along with all sums past due, to be immediately due and payable.

     (c) Landlord may re-enter and repossess the Premises, breaking open locked doors, if necessary, and may use as much force as necessary to effect such entrance without being liable to any action or prosecution for such entry or the manner thereof, and Landlord shall not be liable for the loss of any property in the Premises. Landlord may remove all of Tenant's goods and property from the Premises. Landlord shall have no liability for any damage to such goods and property and Landlord shall not be responsible for the storage or protection of the same upon removal. No re-entry or repossession of the Premises shall be deemed a termination of this Lease or a release of Tenant from its continuing obligations hereunder. Without limiting the foregoing, unless Landlord has elected to accelerate rent as provided in Section 23(b), Tenant shall continue to pay Base Rent, Additional Rent and other sums payable under this Lease when and as due. Tenant shall be entitled to a credit against such sums payable to Landlord in an amount equal to the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 23(e), after deducting from such proceeds all of Landlord's expenses in connection with such reletting (including, without limitation, all related repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, alteration costs and expenses of preparation for such reletting).

      (d) Landlord shall use reasonable efforts to relet the Premises for and upon such terms and to such persons, firms or corporations and for such period or periods as Landlord, in its sole discretion, shall determine, which may include a term beyond the termination of this Lease. Landlord need not consider any tenant offered by Tenant in connection with such reletting or attempt to relet the Premises prior to the lease of other available space in the Building. For the purpose of such reletting, Landlord may decorate or make reasonable repairs, changes, alterations or additions in or to the Premises to the extent deemed by Landlord to be desirable or convenient and the cost of such repairs, changes, alterations or additions shall be charged to and be payable by Tenant as Additional Rent hereunder, as well as any reasonable brokerage and legal fees expended by Landlord. Any sums collected by Landlord from any new tenant obtained for the Premises shall be credited against the balance of Base Rent and Additional Rent due hereunder as aforesaid.

     (e) At its option, Landlord may serve notice upon Tenant that this Lease and the then-unexpired Term hereof shall cease and expire and become absolutely void on the date specified in such notice, to be not less than five (5) days after the date of such notice, without any right on the part of Tenant to save the forfeiture by payment of any sum due or by the performance of any term, provision, covenant, agreement or condition broken; and, thereupon and at the expiration of the time limit in such notice, this Lease and the Term hereof granted, as well as the entire right, title and interest of Tenant hereunder, shall wholly cease and expire and become void in the same manner and with the same force and effect (except as to Tenant's liability) as if the date fixed in such notice were the expiration date of the Term of this Lease. Thereupon, Tenant shall immediately quit and surrender the Premises to Landlord and Landlord may enter into and repossess the Premises by summary proceedings, detainer, ejectment or otherwise and remove all occupants thereof and, at Landlord's option, any property therein, without being liable to indictment, prosecution or damages therefor.

     (f)  No expiration or termination of the Term pursuant to
Section 23(e), by operation of law or otherwise, and no repossession of the Premises or any part thereof pursuant to
Section 23(c), or otherwise, and no reletting of the Premises or any part thereof pursuant to Section 23(d) shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

     (g) In the event of any expiration or termination of this Lease by reason of an occurrence of an Event of Default, and Landlord has not elected to accelerate rent pursuant to Section 23(b), Tenant shall pay to Landlord the Base Rent, Additional Rent and other sums required to be paid by Tenant to and including the date of such expiration or termination; and, thereafter, Tenant shall, until the end of what would have been the expiration of the Term in the absence of such expiration or termination, and whether or not the Premises or any part thereof shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages, the Base Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of such expiration or termination, less the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 23(d), after deducting from such proceeds all of Landlord's expenses in connection with such reletting (including, without limitation, all related repossession costs, brokerage commissions, legal expenses, attorneys' fees, employees' expenses, alteration costs and expenses of preparation for such reletting). Tenant shall pay such current damages on the days on which the Base Rent would have been payable under this Lease in the absence of such expiration or termination, and Landlord shall be entitled to recover the same from Tenant on each such day.

     (h) Any time after such expiration or termination of this Lease or repossession of the Premises or any part thereof by reason of the occurrence of an Event of Default, whether or not Landlord shall have collected any current damages pursuant to
Section 23(g), Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, unless Tenant has paid the whole of accelerated rent pursuant to
Section 23(b), as and for liquidated and agreed final damages for Tenant's default and in lieu of all current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to (x) the excess, if any, of (i) Base Rent, Additional Rent and other sums which would be payable under this Lease for the remainder of the Term from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations under Section 23(g) to pay current damages) for what would have been the then-unexpired term of this Lease in the absence of such expiration, termination or repossession, discounted at the rate of two percent (2%) per annum, over (ii) the then-fair rental value of the Premises for the same period, discounted at a like rate, plus (y) those costs, charges and expenses reimbursable to Landlord under Section 23(j). If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such statute or rule of law.

     (i) In the event of a breach or threatened breach by Tenant of any of the agreements, conditions, covenants or terms of this Lease, Landlord shall have the right to seek an injunction to restrain the same and the right to invoke any remedy allowed by law or in equity, whether or not other remedies, indemnities or reimbursements are herein provided. The rights and remedies given to Landlord in this Lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by Landlord, shall be deemed to be in exclusion of any of the others.

     (j) Tenant shall pay upon demand all of Landlord's costs, charges and expenses, including all repossession costs, brokerage commissions, alteration costs and expenses of reletting, and fees and out-of-pocket expenses of legal counsel, agents and others retained by Landlord incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, together with interest at the Overdue Interest Rate from the date incurred by Landlord to the date of payment by Tenant.

     (k) Tenant agrees that this Lease sets forth all notices that Landlord may be required to give in connection with the exercise of remedies and waives any and all further notices of default, termination, to quit or otherwise that may be required under any present or future laws.

     (l) Landlord may exercise any other remedy, at law or in equity, now or hereafter available to Landlord.

24.  Landlord Default.  In the event Landlord fails to perform
     ________________
any of the agreements, terms, covenants or conditions of this Lease required to be performed by Landlord, Tenant shall have, as its sole remedy, the right to institute a lawsuit against Landlord for damages resulting from such failure.

25.  Requirement of Strict Performance.  The failure or delay on
     _________________________________
the part of Landlord to enforce or exercise at any time any of the provisions, rights or remedies in the Lease shall in no way be construed to be a waiver thereof, or in any way to affect the validity of this Lease or any part thereof, or the right of Landlord to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of Base Rent or Additional Rent at a time when Base Rent or Additional Rent is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than Base Rent or Additional Rent due shall not be construed to be other than a payment on account of Base Rent or Additional Rent then due, and any statement on Tenant's check or any letter accompanying Tenant's check to the contrary shall not be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of Base Rent or Additional Rent due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's agents or employees during the Term of this Lease shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

26.  Surrender of Premises; Holding Over.
     ____________________________________
     (a) This Lease shall terminate and Tenant shall deliver up and surrender possession of the Premises to Landlord on the last day of the Term hereof, and Tenant hereby waives the right to any notice of termination or notice to quit. Upon the expiration or sooner termination of this Lease, Tenant covenants to deliver up and surrender possession of the Premises in the same condition in which Tenant has agreed to maintain and keep the same during the Term of this Lease in accordance with the provisions of this Lease, normal wear and tear excepted.

     (b) If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as Base Rent for the period of any hold over, an amount equal to 150% of the Base Rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly agreed by Landlord in writing. The foregoing notwithstanding, if Landlord does not agree in writing that Tenant may hold over after the expiration or termination of this Lease, Landlord, in addition to accepting the daily Base

Rent during the period of such holding over, as hereinabove provided, shall be entitled to pursue all remedies at law and in equity to which Landlord is entitled, including, without limitation, rights to ejectment and damages.

27.  Compliance With Laws and Ordinances.
     ___________________________________
     (a)  In General.  At its sole cost and expense, Tenant
          __________
shall promptly fulfill and comply with all laws, ordinances, regulations and requirements of the municipal, county, state and federal governments and any and all departments thereof having jurisdiction over the Premises, and of the National Board of Fire Underwriters or any other similar body now or hereafter constituted, affecting Tenant's occupancy of the Premises or the business conducted therein.

     (b)  Environmental Matters.
          _____________________

          (i) Tenant represents and warrants that Tenant's use does not, and its use of the Premises and the performance of Tenant's Work will not, involve the use, maintenance, storage or discharge of materials or substances that are defined or listed as hazardous or toxic by any federal, state or municipal statutes, ordinances, laws rules or regulations (collectively, "Hazardous Substances") other than materials of the type and in
 ____________________
the quantities customarily found in general office use and the Permitted Incidental Use, such as cleaning supplies and copier and printer toner fluids ("Permitted Substances"). Tenant shall
                           _____________________
comply with all federal, state and municipal statutes, ordinances, laws, rules and regulations relating to the storage, use, discharge and disposal of such Permitted Substances.

          (ii) In the event any present or future federal, state or municipal statute, ordinance, law, rule or regulation requires Landlord or Tenant to obtain a clearance certificate or declaration of non-applicability, similar or dissimilar to those required by the New Jersey Industrial Site Recovery Act, upon the expiration or sooner termination of this Lease and/or any transfer of title to the Premises, Tenant shall apply therefor, or execute and deliver an application therefor to Landlord without delay, and take such action as may be necessary under such applicable statute, ordinance, law, rule or regulation to obtain such clearance certificate or declaration.

     (c)  Recycling.  Tenant agrees to comply with all laws,
          __________
ordinances, rules and regulations regarding the removal of solid waste, including but not limited to voluntary or mandatory recycling of paper, cardboard, glass, metal and plastic containers. Tenant shall be responsible for and shall reimburse Landlord upon demand for all surcharges, fines and other costs and expenses incurred by Landlord by reason of Tenant's failure to comply with all applicable recycling requirements.

     (d)  ADA Compliance.  The parties acknowledge that the
          ______________
Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises depending on, among other things: (1) whether Tenant's business is deemed a "public accommodation" or "commercial facility", (2) whether such requirements are "readily achievable", and (3) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that Tenant shall perform any required ADA Title III compliance in the

Premises including any leasehold improvements or other work to be performed in the interior areas of the Premises. Tenant shall be solely responsible for requirements under Title I of the ADA relating to Tenant's employees.


28.  Use and Occupancy Taxes, Sales Taxes, and Other Taxes.
     ______________________________________________________
Landlord shall collect and Tenant shall be obligated to pay to Landlord all amounts owing to the Commonwealth of Pennsylvania and any other governmental authority for use and occupancy taxes or sales taxes with respect to the Premises or the rentals payable under this Lease. These payments shall be made monthly at the time Tenant's Base Rent payments are due. Payments representing amounts due for use and occupancy taxes or sales taxes shall not be abated during any period that Base Rent is abated pursuant to the terms of this Lease. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises, and if any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

29.  Waiver of Trial by Jury.  IT IS MUTUALLY AGREED BY AND
     _______________________
BETWEEN LANDLORD AND TENANT THAT THE RESPECTIVE PARTIES HERETO SHALL AND HEREBY DO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OR OCCUPANCY OF THE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE. IT IS FURTHER MUTUALLY AGREED THAT IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDING FOR NON-PAYMENT OF RENT, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDING.

30.  Notices.  All notices or demands under this Lease shall be
     _______
in writing and shall be given or served by either Landlord or Tenant to or upon the other, either personally, by Registered or Certified Mail, Return Receipt Requested, postage prepaid, or by Fed Ex or other nationally recognized overnight delivery service, delivery charges prepaid. Such notices and demands shall be addressed, if to Landlord, to Landlord at Landlord's Address, and if to Tenant, to Tenant at Tenant's Address. All notices and demands shall be deemed given or served upon the date of receipt or refusal of delivery thereof, if delivered personally, or three (3) business days after the date deposited with the United States Postal Service, or one (1) business day after the date delivered to the overnight delivery service, even if the recipient shall fail or refuse to accept delivery of such notice or demand. Either Landlord or Tenant may change its address to which notices and demands shall be delivered or mailed by giving written notice of such change to the other as herein provided.

31.  Notice to Lender.  If the Premises or any part thereof are
     ________________
at any time subject to a mortgage or other similar instrument and this Lease or the rentals are assigned to such mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then Tenant shall not terminate this Lease or abate rentals for any default on the part of Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord.

32.  Real Estate Brokers.  Tenant warrants to Landlord that
     ___________________
Tenant dealt and negotiated only with LMS Commercial Real Estate and Landlord for this Lease and with no other broker, firm, company or person. Tenant hereby agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, suits, proceedings, damages, obligations, liabilities, counsel fees, costs, losses, expenses, orders and judgments imposed upon, incurred by or asserted against Landlord by any broker or agent claiming by, through or under Tenant.

33.  Force Majeure.  Landlord shall be excused for the period of
     _____________
any delay in the performance of any of its obligations under this Lease, when prevented from so doing by any cause or causes beyond Landlord's reasonable control, which shall include, without limitation, delay in obtaining possession of the Premises due to the holdover by an existing occupant, all labor disputes, strikes, inability to obtain any materials or services, civil commotion, restrictions, limitations or delays caused by governmental regulations or governmental agencies, adverse weather conditions or acts of God, each of which shall be an event of "Force Majeure".

34.  Landlord's Obligations.  Landlord's obligations hereunder
     ______________________
shall be binding upon Landlord (and each successor Landlord) only for the period of time that such Landlord is in ownership of the Premises, and upon termination of that ownership, except as to any obligations which have then matured, Tenant shall look solely to such Landlord's successor in interest in the Premises for the satisfaction of each and every obligation of Landlord hereunder. If any Security Deposit has been made by Tenant, Landlord shall transfer such Security Deposit to the purchaser and thereupon the transferring Landlord shall be discharged from any further liability with respect thereto.

35.  Landlord's Liability.  Notwithstanding any provision to the
     ____________________
contrary contained in this Lease, Tenant shall look solely to the estate and interest of Landlord in and to the Premises, and Landlord shall have no personal liability, in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Premises, and Tenant agrees that the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Premises shall be limited solely to such estate or interest of Landlord in and to the Premises and that Landlord shall have no personal liability as provided above in this sentence. No properties or assets of Landlord other than the estate and interest of Landlord in and to the Premises, and no property owned by any partners, officer, member, director or trustee in or of Landlord, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises. Further, in no event whatsoever shall any partner, officer, member, director or trustee in or of Landlord have any liability or responsibility whatsoever arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Premises.

36.  Liability of Tenant.  If there be more than one Tenant, the

     ___________________
obligations hereunder imposed upon Tenant shall be joint and several.

37.  Financial Statements.  Within thirty (30) days following
     ____________________
Landlord's written request therefor, Tenant shall deliver to Landlord a copy of Tenant's most recent financial statements (consisting, at a minimum, of Tenant's current annual report) for Tenant's fiscal year just ended, certified by an independent certified public accountant as presenting fairly, in all material respects, the financial position of Tenant and the results of its operations in accordance with generally accepted accounting principles.

38.  Successors.  The respective rights and obligations of
     __________
Landlord and Tenant under this Lease shall bind and shall inure to the benefit of Landlord and Tenant and their legal representatives, heirs, successors and assigns, provided, however, that no rights shall inure to the benefit of any successor of Tenant unless Landlord's written consent to the transfer to such successor has first been obtained as provided in Section 12 above.

39.  Governing Law.  This Lease shall be construed, governed and
     _____________
enforced in accordance with the laws of the Commonwealth of Pennsylvania.

40.  Severability.  If any provisions of this Lease shall be
     ____________
held to be invalid, void or unenforceable, the remaining provisions of this Lease shall in no way be affected or impaired and such remaining provisions shall continue in full force and effect.

41.  Captions.  Any headings preceding the text of the several
     ________
Sections of this Lease are inserted solely for convenience of reference and shall not constitute a part of this Lease or affect its meaning, construction or effect.

42.  Gender.  As used in this Lease, the word "person" shall
     ______
mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be substituted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean and include any other gender.

43.  Execution.  The submission and negotiation of this Lease by
     _________
Landlord shall not be deemed an offer to lease by Landlord, but merely the solicitation of such an offer from Tenant. Tenant's execution and delivery of this Lease constitutes a firm offer which may not be withdrawn for a period of thirty (30) days after delivery to Landlord. This Lease shall only become effective when it has been signed by a duly authorized officer or representative of both Landlord and Tenant.


44.  Entire Agreement.  This Lease, including the Exhibits,
     ________________
contains all the agreements, conditions, understandings, representations and warranties made between Landlord and Tenant with respect to the subject matter hereof, and may not be modified orally or in any manner other than by an agreement in writing signed by both Landlord and Tenant or their respective successors in interest.

45.  Tenant's Work.
     _____________
     (a)  In General.  Tenant shall construct all improvements
          __________
on the Land (including the construction of a new Building and all attendant site work) required for Tenant's use and occupancy of the Premises as a full service branch bank and the Permitted Incidental Use. Prior to Tenant's performance of such work, Tenant shall submit to Landlord for Landlord's approval, fully completed and engineered working drawings and specifications suitable for review and permitting by local agencies having jurisdiction, for the construction of the entire Premises ("Tenant's Plans"). Tenant's Plans shall be prepared by a licensed architect, shall be sufficient for Tenant to secure the approval of governmental authorities with jurisdiction over the approval thereof and shall be in a form meeting Landlord's reasonable requirements. Tenant shall be solely responsible for the design and function of Tenant's Plans notwithstanding Landlord's review and approval thereof and Landlord makes no warranties, expressed or implied, with respect to Tenant's Work. Tenant's Plans shall be subject to Landlord's approval, which approval shall not be unreasonably withheld or delayed.
Landlord agrees to approve or disapprove Tenant's Plans within 15 business days after receipt thereof; if Landlord disapproves Tenant's Plans, such disapproval shall state the reasons therefor, and Tenant may submit revised Tenant's Plans subject to subsequent approval or disapproval in the above manner. Upon Landlord's approval of Tenant's Plans, the work to be performed pursuant to Tenant's Plans shall be referred to herein as
"Tenant's Work".   Notwithstanding that pursuant to this Lease
Tenant is responsible for the construction of Tenant's Work, upon the construction and installation thereof Landlord shall be deemed the owner thereof for tax purposes and entitled to all depreciation and similar cost recovery deductions with respect thereto.
     (b)  Construction of Tenant's Work.  Tenant's Work shall be
          _____________________________
constructed by PW Campbell Construction Company or by other contractors approved in advance by Landlord, which approval shall not be unreasonably withheld or delayed. No construction shall be commenced until Tenant has delivered to Landlord (i) a certificate evidencing the liability insurance coverages for Tenant's general contractor consistent with Section 15, in form and content satisfactory to Landlord and its mortgagee, and (ii) a time-stamped copy of a waiver of liens, in a form and content acceptable to Landlord and its mortgagee, signed by Tenant's general contractor and filed with the Prothonotary of Lancaster County, along with a copy of the Prothonotary's receipt for the filing fee.

     (c)  Permits.  Tenant, or Tenant's representative, shall
          _______
secure the approval of governmental authorities and all permits required by governmental authorities having jurisdiction over such approvals and permits for Tenant's Work, with Landlord's cooperation to the extent practicable. Tenant shall commence construction of Tenant's Work as soon as practicable after issuance of all such necessary permits.

     (d)  Construction Loan.  Landlord shall reimburse Tenant

         ____________________
for the costs of Tenant's Work. Such reimbursement shall be made through a construction loan that Landlord intends to obtain and secure against the Premises (the "Construction Loan"). Tenant shall use its best efforts to promptly obtain and provide to Landlord any information that Landlord requests in connection with the Construction Loan. Landlord shall not be required to reimburse Tenant for any costs of Tenant's Work until such time as Landlord has closed on the Construction Loan. Requests for reimbursement shall be submitted by Tenant no more than once every thirty (30) days and such requests shall be in a form and accompanied by such supporting documentation as required by Landlord's construction lender. All reimbursements made by Landlord on account of Tenant's Work shall form a part of Project Costs.

     (e)  Tenant's Property and Tenant Improvements.  Any of
          _________________________________________
Tenant's furniture, trade fixtures, equipment and other personal property (together "Tenant's Property") installed in the
                    _________________
Premises shall not be subject to reimbursement by Landlord hereunder. Additionally, if Tenant desires to construct finish work ("Tenant Improvements") beyond Tenant's Work identified on
       ___________________
Tenant's Plans, Tenant shall do so at Tenant's sole cost and expense. Such Tenant Improvements shall be subject to Landlord's prior written consent and performed in compliance with Sections 9 and 10 hereof.

     (f)  Conformed Plans.  Within 60 days after substantial
          _______________
completion of Tenant's Work and receipt from the general contractor of all field changes, if any, Tenant shall submit to Landlord a set of conformed CAD plans ("as-builts") on mylar incorporating all field changes made and all changes and/or revisions that have been made subsequent to Landlord's approval of Tenant's Plans.

46.  Option to Renew.  Landlord hereby grants Tenant three (3)
     _______________
options to renew the Term of the Lease, upon the following terms and conditions:

     (a) The first renewal term (such renewal term, once exercised, is referred to in this Section as the "First Renewal
                                                  _____________
Term") shall be for five (5) years, commencing on the next day
_____
following the expiration date of the initial Term of this Lease;

     (b) The second renewal term (such renewal term, once exercised, is referred to in this Section as the "Second Renewal
                                                  ______________
Term") shall be for five (5) years, commencing on the next day
____
following the expiration date of the First Renewal Term of this Lease;

     (c) The third renewal term (such renewal term, once exercised, is referred to in this Section as the "Third Renewal
                                                  _____________
Term") shall be for three (3) years and eleven (11) months,
____
commencing on the next day following the expiration date of the Second Renewal Term of this Lease;

     (d) Except as provided below, Tenant must exercise the first renewal option, if at all, upon at least twelve (12) months written notice to Landlord, prior to the expiration date of the initial Term;

     (e) Except as provided below, Tenant must exercise the second renewal option, if at all, upon at least twelve (12) months written notice to Landlord, prior to the expiration date of the First Renewal Term;


     (f) Except as provided below, Tenant must exercise the third renewal option, if at all, upon at least twelve (12) months written notice to Landlord, prior to the expiration date of the Second Renewal Term;

     (g) At the time Tenant delivers its notice of election to renew for any Renewal Term to Landlord, this Lease shall be in full force and effect, Tenant shall not have impermissibly assigned this Lease or impermissibly sublet the Premises, and no Event of Default shall have occurred and be continuing hereunder;

     (h) The First Renewal Term, the Second Renewal Term and the Third Renewal Term shall each be upon the same terms, covenants and conditions contained in the Lease, except that the annual Base Rent applicable to such First Renewal Term, Second
Renewal

Term or Third Renewal Term shall be the annual Base Rent as adjusted pursuant to Section 4(e) hereof; and

     (i)  There shall be no further privilege of renewal.

     (j) If Tenant exercises these option to renew, Landlord and Tenant shall execute and deliver an amendment to this Lease confirming the commencement and expiration dates of the First Renewal Term, Second Renewal Term or Third Renewal Term, as applicable, and any other relevant terms and conditions agreed upon by Landlord and Tenant applicable during such First Renewal Term, Second Renewal Term or Third Renewal Term. In such event the term "Term" whenever used herein shall be deemed to include
          ----
such First Renewal Term, Second Renewal Term and Third Renewal
Term.

47.  Right of First Offer.  Provided that no Event of Default
     --------------------
has occurred and is then continuing under this Lease and that Tenant has not assigned this Lease or sublet the Premises, Tenant shall, during the Offer Period (as hereinafter defined), have a right of first offer (a "Right of First Offer"), subject
                                --------------------
to the terms of this Section, to purchase the entirety (but not less than the entirety) of the Premises, in accordance with the terms of this Section.


     (a) If Landlord desires to sell the Premises during the Offer Period, Landlord shall deliver to Tenant a form of agreement of sale which Landlord deems acceptable, including the purchase price, closing date and other terms of sale. Tenant shall have seven (7) days after receipt of such agreement of sale to sign and deliver it to Landlord whereupon Landlord shall also execute the agreement of sale within five (5) days after Tenant's delivery thereof to Landlord. If Tenant does not sign and return the agreement of sale to Landlord within such 7-day period, Tenant's rights to purchase pursuant to this Section 46 shall terminate and become null and void thereafter.

     (b)  Time is of the essence in this Section.

     (c) Tenant acknowledges and agrees that (i) this Right of First Offer is granted exclusively to Tenant and not to any assignee or sublessee of Tenant, (ii) applies only if Landlord desires to sell the Premises during the Offer Period (Landlord having no obligation to sell the Premises to Tenant or any other party during the Offer Period), and (iii) does not apply to any sale by Landlord other than during the Offer Period, and (iv) does not apply to any transfer by foreclosure or deed in lieu thereof to any lender providing mortgage financing to Landlord.

     (d) In the event Tenant exercises its Right of First Offer as granted herein, pending the exercise thereof and the date of closing thereon, Tenant agrees that (i) it will remain in possession of the Premises solely under this Lease and not as a purchaser in possession or under an alleged pre-occupancy agreement, (ii) possession of fee simple ownership shall be given only upon the consummation of closing under the agreement of sale, (iii) until consummation of closing under the agreement of sale, Tenant will continue to pay the Base Rent and all Additional Rent hereunder as the same become due and payable, with the understanding that an Event of Default hereunder shall entitle Landlord to exercise its rights hereunder as if the Agreement of Sale did not exist, and (iv) in the event of a default under the Agreement of Sale or for any reason closing thereunder is not consummated, this Lease shall remain in full force and effect unaffected thereby (provided that in the event the closing is not consummated by reason of Tenant's default under the Agreement of Sale, the terms and provisions of this Section shall thereafter be null and void).

     (e)  "Offer Period" means at any time during the initial
           ____________
Term or any renewal thereof

48.  Exhibits .  Attached to this Lease and made part hereof are
     ________
Exhibits A and B.

(next page is signature page)

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease the day and year first above written.


WITNESS OR ATTEST:            LANDLORD:

                              301 CENTERVILLE ROAD ASSOCIATES,
                              LP, a Pennsylvania limited
                              partnership

                              By:  Centerville Road GP, LLC, its
                                   general partner


/s/ Nick Karamanos            By:  /s/ Richard Welkowitz
_______________________            __________________________
                                   Name:  Richard Welkowitz
                                   Title: Member


WITNESS OR ATTEST:            TENANT:


                              UNION NATIONAL COMMUNITY BANK, a
                             National Banking Association


/s/ Donna Stoudt              By: /s/ Mark D. Gainer
_______________________            __________________________
                                   Name:  Mark D. Gainer
                                   Title: Chairman & CEO

                           EXHIBIT A


                 LEGAL DESCRIPTION OF THE LAND
                 _____________________________

                           EXHIBIT B

                   FORM ESTOPPEL CERTIFICATE
                   _________________________


TO: _________________ ("Landlord") and/or whom else it may concern:


THIS IS TO CERTIFY:

1. That the undersigned is the Tenant under that certain lease dated _____________, 200__, and, if applicable, amended on ___________________, by and between ___________________
("Landlord"), and the undersigned ("Tenant") covering those certain premises located as shown on Exhibit A to the Lease (the "Premises").

2. That said Lease is in full force and effect and, except as noted in Paragraph 1 above has not been modified, changed, altered or amended in any respect, and is the only Lease or agreement between the Tenant and the Landlord affecting the Premises.

3. To the best of Tenant's knowledge, the information regarding the Lease set forth below is true and correct:

    (a)  Square Footage of the Premises:____________________

    (b)  Annual Base Rent as of the commencement of Lease:

         ___________________________________________________


    (c) Current annual Base Rent (if different than at commencement):

         ___________________________________________________

    (d)  Commencement Date of Lease:___________________________

    (e)  Lease termination date:_______________________________

    (f)  Rent paid to and including:___________________________

    (g)  Security Deposit:  ___________________________________

    (h)  Prepaid rent for and in amount of:____________________

    (i) Amount of current monthly payment obligations with respect to Operating Costs under the
Lease:______________________

    (j) Dates through which Tenant has paid monthly payments with respect to Operating Costs:______________________

4. Tenant now occupies the Premises, accepts the Premises in their current condition subject only to those punch list items listed in Exhibit A, if any, and is not aware of any defect in the Premises except as described in Exhibit A, if any.

5. No rent has been paid in the current month other than as disclosed in paragraph 3. No free rent or other concessions, benefits, or inducements other than as specified in the Lease have been granted to Tenant or undertaken by the Landlord.

6. Tenant has not been granted any renewal, expansion, or purchase options and has not been granted any rights of first refusal except as disclosed in writing in the Lease.

7. Neither Tenant nor to the best of Tenant's knowledge, Landlord is in breach of the Lease and there has not occurred any event, act, omission or condition which by notice or lapse of time or both or otherwise, will result in any breach by Tenant or to the best of Tenant's knowledge, by Landlord. As of the date hereof, and except as set forth in the Lease, the undersigned is entitled to no credit, offset or deduction in rent. Tenant knows of no liabilities or obligations of Landlord which have accrued but are unsatisfied under the Lease as of the date of this Certificate.

8. To the best of Tenant's knowledge, there are no actions, whether voluntary or otherwise, pending against the undersigned under the bankruptcy laws or other laws for the relief of debtors of the United States or any state thereof.

            DATED THIS _____ day of __________, 200__.


                                 TENANT:

                                 ____________________________

                                 a___________________________


                                 By:_________________________
                                    Name:
                                    Its: